UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                AMENDMENT NO. 1


                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

         Date of Report (Date of earliest event reported): February 22,
                                      2010

                             COMMISSION FILE NUMBER
                                   000-28978
                                 --------------
                      AMERICAN FIBER GREEN PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                 --------------
              NEVADA                                         91-1705387

 (State or Other Jurisdiction of                          (I.R.S. Employer
  Incorporation or Organization)                       Identification Number)

                      4209 RALEIGH STREET, TAMPA, FL 33619
                    (Address of Principal Executive Offices)

                                 (813) 247-2770
              (Registrant's Telephone Number, Including Area Code)




                                 Not Applicable
   -------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))






















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                               EXPLAINATORY NOTE
This form is being amended for certain items missing from the original filing on form 8-K with the Securities and Exchange Commission on February 11, 2010. We have updated the prior auditor's letter in response, which is attached as
Exhibit 16.1.

                           FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING
   ACCOUNTANT

(1) PREVIOUS INDEPENDENT AUDITORS:

  a. On February 8, 2010, the Company dismissed our independent registered auditor, Robert T. Taylor of Bothell Washington ("Taylor"), based on their notification to us of their partner service limitation.
  b. Taylor's report on the financial statements for the year ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except as follows: In the Company's Annual Report on Form 10-K for the fiscal years ending December 31, 2008 and 2007, the Audit Report regarding the Company's audited financial statements for the fiscal years ending December 31, 2008 and 2007 contained an opinion regarding the significant doubt about the Company's ability to continue as a going concern due to the Company's lack of significant revenues, has suffered recurring losses from operations and has an accumulated deficit.

  c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the two most recent fiscal years ended December 31, 2008 and 2007, and any subsequent interim period preceding such termination and through the date of this Current Report, there were i) no disagreements between the Company and Taylor on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Taylor, would have caused Taylor to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. d. During the most recent review periods, subsequent to September 30, 2009, there have been no reportable events with us as set forth in Item 304(a)(i)(v) of Regulation S-K.

  e. We requested that Taylor furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K/A.

 (2) NEW INDEPENDENT ACCOUNTANTS:

  a. We engaged Peter Messineo, CPA of Palm Harbor Florida, as our new independent registered auditor on February 8, 2010. b. Prior to February 8, 2010, we did not consult with Mr. Messineo regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Mr. Messineo, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-B, respectively).


(1) PREVIOUS INDEPENDENT AUDITORS:

  f. During the Company's two most recent fiscal years ended February 28, 2009 and 2008 and any subsequent interim period preceding such termination and through the date of this Current Report, there were: (i) no disagreements between the Company and PNC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PNC, would have caused PNC to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and
     (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

 (2) NEW INDEPENDENT ACCOUNTANTS:

  c. We engaged Peter Messineo, CPA of Palm Harbor Florida, as our new independent registered auditor on February 17, 2010. d. Prior to February 17, 2010, we did not consult with Mr. Messineo regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Mr. Messineo, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:

          None

(b) Exhibits

NUMBER   EXHIBIT
------   -------
16.1     Letter, from Robert T. Taylor, CPA, re Change in Certifying Accountant.





































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       American Fiber Green Products, Inc.


Dated:  February 8, 2010               /s/Daniel L. Hefner
                                       -----------------------------------------
                                       Mr. Daniel L. Hefner,
                                       Chief Executive Officer































































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EXHIBIT 16.1

Robert T. Taylor, CPA
18223 102nd Ave NE, Suit B
Bothell, Washington 98011-3454



February 22, 2010

Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, NE

Washington, D.C. 20549

Dear Sir/Madam:

We have read the statements included in the Form 8-K/A dated February 22, 2010, of American Fiber Green Products, Inc., to be filed with the Securities and Exchange Commission and are in agreement with the statements contained in Item
4.01 insofar as they relate to our dismissal and our audits for December 31, 2008 and 2007 and any subsequent interim period through the date of dismissal

Very truly yours,


/s/ Robert T. Taylor
Robert T. Taylor, CPA
Certified Public Accountant
Bothell, Washington